UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

ONVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35164	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

509 Olive Way, Suite 400

Seattle, Washington 98101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 24, 2014, the Board of Directors (the “Board”) of Onvia, Inc. (the “Company”) approved and adopted the Amended and Restated Section 382 Rights Agreement, dated as of April 24, 2014 (the “Amended Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), which amends and restates the Section 382 Rights Agreement between the Company and the Rights Agent dated May 4, 2011 (the “Original Rights Agreement”).

The Original Rights Agreement would have expired on May 4, 2014. The Original Rights Agreement was amended and restated in its entirety by the Amended Rights Agreement. Specifically, the amendments contained in the Amended Rights Agreement:

•	extend the final expiration date of the Amended Rights Agreement to May 4, 2017;

•	exclude from the definition of “Acquiring Person” any person who would become an Acquiring Person solely as a result of the grant of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the exercise or conversion of any such securities so granted; and

•	exclude from the type of acquisition that can cause a holder of Company securities to cease to meet the definition of “Existing Holder,” the grant of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the exercise or conversion of any such securities so granted.

All of the other terms of the Amended Rights Agreement remain the same as the Original Rights Agreement. The Amended Rights Agreement will be submitted to the Company’s stockholders for ratification at the Company’s 2015 annual meeting.

The foregoing summary is not a complete description of the Amended Rights Agreement and is qualified in its entirety by reference to the full text of the Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01 — Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Amended and Restated Section 382 Rights Agreement, dated April 24, 2014, by and between Onvia, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series RA Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C (incorporated by reference from Exhibit 4.1 to Onvia’s Form 8-A/A filed with the SEC on April 29, 2014 (File No. 001-35164)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONVIA, INC.

Dated: April 29, 2014	By:	/s/ Henry G. Riner
	Name:	Henry G. Riner
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Amended and Restated Section 382 Rights Agreement, dated April 24, 2014, by and between Onvia, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series RA Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C (incorporated by reference from Exhibit 4.1 to Onvia’s Form 8-A/A filed with the SEC on April 29, 2014 (File No. 001-35164)).